Exhibit 99.1

                                 BSI 2000, Inc.
                          (A Development Stage Company)

                        Consolidated Financial Statements
                                       and
                          Independent Auditors' Report
                             March 31, 2003 and 2002

                                Table of Contents

Consolidated Financial Statements

      Consolidated Balance Sheets

      Consolidated Statements of Operations

      Consolidated Statement of Changes in Stockholders' Equity

      Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

                           Consolidated Balance Sheets

                                                        March 31,    December 31,
                                                          2003          2002
                                                      -------------  -------------
                                                       (unaudited)     (audited)
                                    Assets

Current assets
  Cash and cash equivalents                           $         617  $     228,617
  Note receivable - shareholders                             56,825             -
  Inventories                                                48,109         27,124
  Other current assets                                       11,889          4,257
                                                      -------------- -------------
      Total current assets                                  117,440        259,998
                                                      -------------- -------------

Non-current assets
  Property and equipment, net                                69,093         68,915
  Intangible assets                                           8,240          8,240
  Other long-term assets                                      4,232          4,232
                                                      -------------- -------------
      Total non-current assets                               81,565         81,387
                                                      -------------- -------------

Total assets                                          $     199,005  $     341,385
                                                      ============== =============

                     Liabilities and Stockholders' Equity

Current liabilities
  Accounts payable                                    $      64,025  $       9,247
  Accrued liabilities                                         7,258          6,492
  Note payable                                               56,825             -
                                                      --------------  ------------
      Total current liabilities                             128,108         15,739
                                                      -------------- -------------

Commitments and contingencies

Stockholders' equity
  Preferred stock, $.001 par value, 20,000,000
   shares authorized, no shares issued and
   outstanding                                                   -              -
  Common stock, $.001 par value, 100,000,000
   shares authorized, 50,150,388 shares issued
   and outstanding                                           50,150      4,036,957
  Additional paid-in capital                              4,121,307             -
  Accumulated deficit                                    (4,100,560)    (3,711,311)
                                                      -------------- -------------
      Total stockholders' equity                             70,897        325,646
                                                      -------------- -------------

Total liabilities and stockholders' equity            $     199,005  $     341,385
                                                      ============== ==============

                See notes to consolidated financial statements.

                      Consolidated Statements of Operations

                                                                         Cumulative
                                                                           from
                                                                         Inception
                                                                         (July 30,
                                                    Three Months Ended     1993)
                                                         March 31,        through
                                                 -----------------------  March 31,
                                                    2003        2002        2003
                                                 ----------- ----------- -----------
                                                 (unaudited) (unaudited) (unaudited)

Revenues                                         $        -  $        -  $    61,290
                                                 ----------- ----------- -----------
Operating expenses
  Selling expenses                                    71,221      41,760     835,096
  General and administrative                         169,584      85,509   1,993,756
  Stock based compensation expense                        -          500     253,741
  Research and development                           148,804       4,250   1,063,088
                                                 ----------- ----------- -----------
   Total operating expenses                          389,609     132,019   4,145,681
                                                 ----------- ----------- -----------

Other income (expense)
  Interest expense                                        -      (14,722)   (121,213)
  Interest income                                        360          24      21,768
  Other expense                                           -           -       83,276
                                                 ----------- ----------- -----------
   Total other income (expense)                          360     (14,698)    (16,169)
                                                 ----------- ----------- -----------

Net loss                                         $  (389,249)$  (146,717)$(4,100,560)
                                                 =========== =========== ===========

Basic and diluted weighted average common
 shares outstanding                                8,756,167   5,966,434   2,165,586
                                                 =========== =========== ===========

Basic and diluted loss per common share          $     (0.04)$     (0.02)$     (1.89)
                                                 =========== =========== ===========

                 See notes to consolidated financial statements.

            Consolidated Statement of Changes in Stockholders' Equity
  For the Period from Inception (July 30, 1993) to December 31, 2001, the Year
 Ended December 31, 2002 and The Three Month Period Ended March 31, 2003 (Unaudited)

                                                                Accumulated
                                                                  Deficit
                               Common Stock         Additional   During the     Total
                         -------------------------   Paid-in    Development  Stockholders'
                            Shares       Amount      Capital       Stage        Equity
                         -----------------------------------------------------------------

Balance - December 31,
2002                       8,652,400   $ 4,036,957   $       -   $ (3,711,311)  $  325,646
Stock issued for cash        134,500       134,500           -             -       134,500
Issuance of stock in
 connection with
 reverse acquisition      41,363,488    (4,121,307)   4,121,307            -            -
Net loss                          -             -            -       (389,249)    (389,249)
                         -----------   -----------  -----------  ------------   ----------
Balance - March 31, 2003  50,150,388   $    50,150  $ 4,121,307  $ (4,100,560)  $   70,897
                         ===========   ===========  ===========  ============   ==========

                 See notes to consolidated financial statements.

                    Consolidated Statements of Cash Flows

                                                                         Cumulative
                                                                           from
                                                                         Inception
                                                                         (July 30,
                                                    Three Months Ended     1993)
                                                         March 31,        through
                                                 -----------------------  March 31,
                                                     2003        2002       2003
                                                 ----------- ----------- -----------
                                                 (unaudited) (unaudited) (unaudited)

Cash flows from operating activities
  Net loss                                       $  (389,249)$  (146,717)$(4,100,560)
                                                 ----------- ----------- -----------
  Adjustments to reconcile net loss to net cash
   used in operating activities
   Depreciation expense                                6,767         351      83,800
   Gain on forgiveness of debt                            -           -      (65,485)
   Stock based compensation                               -          500     253,741
   Changes in assets and liabilities
     Inventories                                     (20,985)         -      (48,109)
     Other current assets                             (7,632)     (5,299)    (11,889)
     Other long-term assets                               -        1,103      (4,232)
     Accounts payable                                 54,778         919     118,088
     Accrued liabilities                                 766       8,694      60,807
                                                 ----------- ----------- -----------
                                                      33,694       6,268     386,721
                                                 ----------- ----------- -----------
      Net cash used in operating activities         (355,555)   (140,449) (3,713,839)
                                                 ----------- ----------- -----------

Cash flows from investing activities
  Redemption of certificates of deposit                   -           -       35,000
  Purchase of certificate of deposit                      -           -      (35,000)
  Purchase of fixed assets                            (6,945)         -     (104,539)
  Patent application                                      -           -       (8,240)
                                                 ----------- ----------- -----------
      Net cash used in investing activities           (6,945)         -     (112,779)
                                                 ----------- ----------- -----------

Cash flows from financing activities
  Proceeds from issuance of common stock             134,500          -    3,026,841
  Repayment on long-term debt                             -       (2,000)    (81,516)
  Proceeds from long-term debt                            -      200,000     919,500
  Repayment on capital lease obligation                   -           -      (37,590)
                                                 ----------- ----------- -----------
      Net cash provided by financing activities      134,500     198,000   3,827,235
                                                 ----------- ----------- -----------

Net (decrease) increase in cash and cash
 equivalents                                        (228,000)     57,551         617

Cash and cash equivalents - beginning of year        228,617       7,712          -
                                                 ----------- ----------- -----------

Cash and cash equivalents - end of year          $       617 $    65,263 $       617
                                                 =========== =========== ===========

Supplemental disclosure of cash flow information:

     The Company did not pay cash for  interest  expense or income  taxes during the years ended  December 31, 2002 or 2001 or during the three month period ended March 31, 2003 or 2002  (unaudited).  Cash paid for interest  expense from Inception (July 30, 1993) through March 31, 2003 was $68,164.

Supplemental disclosure of non-cash activity:

     During the three month period  ending March 31, 2003,  the Company  entered into  a  merger  agreement  which  has  been  accounted  for  as a  reverse acquisition.  No assets were acquired and no liabilities  were assumed as a result of the merger. As a result of the merger, there has been an increase of 41,363,488 shares of common stock outstanding in the surviving company.

     During the three month period ended March 31, 2003, the Company  assumed an existing  liability of KFI of $56,825  which will be funded  through a note receivable from shareholders of the Company.

     During the year ended December 31, 2002, the Company converted  $812,326 of notes  payable and $53,049 of accrued  interest  into  1,159,426  shares of common stock.

     During the year ended December 31, 2002, the Company  converted  $25,500 of accounts  payable and  accrued  liabilities  into  25,000  shares of common stock.

     During the year ended  December 31,  2001,  the Company  converted  accrued wages totaling $56,736 into 2,500,000 shares of common stock.

     During the year ended December 31, 1999, the Company converted $29,063 from accounts payable to notes payable.

     In September  1998,  the Company  obtained  fixed assets  totaling  $37,590 through a capital  lease.  In  addition,  the  Company  financed  leasehold improvements in the amount of $16,000 through a note payable

     During the year ended December 31, 2001,  various past due accounts payable balances were converted to notes  payable.  These  converted  debts totaled
     $29,063.

                See notes to consolidated financial statements.

                  Notes to Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

BSI 2000,  Inc.,  (the  Company),  was formed on July 30, 1993. The Company is a value-added  reseller  ("VAR") of  LaserCard's(R)optical  cards and optical card readers.  As a VAR,  the Company  develops  proprietary  hardware  and  software adapting  LaserCard's(R)optical  card technology for specific applications.  The
Company's  products are designed as turnkey solutions for identified  commercial and governmental card-based information needs.

The Company is a  development  stage  company  that has not had any  significant revenue since  inception.  There is no assurance  that the Company will generate significant revenue or earn a profit in the future.

Principles of Consolidation

The accompanying  consolidated  financial statements include the accounts of BSI
2000, Inc. and its subsidiary, BSI Operating, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

Going Concern

The  accompanying  financial  statements  have been  prepared on a going concern
basis  which   contemplates   the  realization  of  assets  and  liquidation  of
liabilities  in the  ordinary  course of business.  The Company has  experienced losses since inception (July 30, 1993).

The  extended  period over which  losses have been  experienced  is  principally attributable to two factors,  lack of capital and long sales lead times. Lack of capital has  prevented  the Company from  quickly  developing  and  aggressively marketing its products.  In addition,  most of the Company's potential customers are large  corporations or governments.  Adopting the Company's products will in many cases require  changing the way business is done. These  circumstances  can result in two years or more  elapsing  from initial sales contact to delivery of product.

The Company has made  advances in the sales  process  with  several  potentially large customers.  In order to fund activities until positive operating cash flow is achieved, the Company has implemented the plan described below.

During  2002,  the  Company  signed an  agreement  to merge with a small  public company (Note 8). The transaction will be a reverse acquisition with the Company as the accounting acquirer. The Company will become a wholly owned subsidiary of the  public  company,  the  Company's  shareholders  will  become  the  majority shareholders of the public company,  and the public company will change its name to "BSI2000, Inc."

The Company  plans to offer  additional  shares of the public  company's  common stock to investors in a private placement of up to $2,500,000.

The Company expects that the capital raised in the transactions  described above will be sufficient to fund the Company's  activities  until  positive  operating cash flow is achieved.

Cash and Cash Equivalents

The Company considers all highly liquid  instruments  purchased with an original maturity of three months or less to be cash equivalents. The Company continually
monitors  its  positions   with,  and  the  credit  quality  of,  the  financial
institutions with which it invests.

Inventories

Inventory  consists  of raw  materials  and is  stated  at the  lower of cost or market, determined using the first-in, first-out method (FIFO).

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line  method  over the  estimated  useful  lives for owned  assets of 5 years. Leasehold improvements are amortized over a 5 1/2 year period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in compliance with SAB 101, "Revenue  Recognition in Financial Statements." Revenue is recognized when an order has been placed by the  customer,  the product has been shipped and  collectibility  is  reasonably assured. Prices of the products are determined prior to entering into a purchase agreement. From inception through December 31, 2002, revenues earned represented sales to distributors of demonstration units of the Company's products.

Transaction  based revenue is recognized as  transactions  are completed and are billed monthly based on service agreement rates in effect.

Intangible Assets

Intangibles  include  trademarks  and patents which are recorded at cost.  These patents are awaiting  approval from the U.S. Patent office.  Once accepted,  the
Company will begin amortization over the life of the patent.

Advertising Costs

The Company expenses advertising costs as incurred.

Software and Research and Development Costs

Expenditures  made for  research  and  development  are  charged  to  expense as incurred.

Costs incurred to date for the  development of the Company's  products have been charged to expense as incurred.  Future costs may be  capitalized  to the extent they meet the  requirements of SFAS No. 86 "Accounting for the Costs of Computer
Software to be Sold, Leased, or Otherwise Marketed."

Basic and Diluted Earnings Per Common Share

In accordance  with FAS 128,  basic  earnings per share are computed by dividing net income by the number of weighted  average common shares  outstanding  during the year.  Diluted  earnings per share is computed by dividing net income by the number of weighted average common shares outstanding during the year,  including potential  common shares,  which consisted of warrants,  options and convertible debt.

Recently Issued Accounting Pronouncements

In July 2001, the FASB issued SFAS Nos. 141 and 142 "Business  Combinations" and
"Goodwill  and other  Intangible  Assets."  Statement  141 requires all business combinations  initiated  after  June 30,  2001 to be  accounted  for  using  the purchase  method.  Under the  guidance of Statement  142,  goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test.  Statement 142 is effective for financial  statement  dates beginning after December 15, 2001. Management does not anticipate that this statement will have an impact on the financial statements of the Company.

In August 2001, the FASB issued SFAS No. 143,  "Accounting for Asset  Retirement
Obligations."  SFAS No. 143 requires the fair value of a liability  for an asset retirement  obligation to be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying  amount of the long-lived  assets.
SFAS No. 143 is effective for fiscal years  beginning  after June 15, 2002.  The
Company  believes the adoption of this statement will have no material impact on it financial statements.

In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or
Disposal of Long-Lived  Assets." SFAS No. 144 requires that long-lived assets be measured  at the  lower of  carrying  amount or fair  value,  less cost to sell, whether reported in continuing operations or discontinued operations. Therefore, discontinued  operations  will no longer be measured at net realizable  value or include amounts for operating losses that have not yet occurred. SFAS No. 144 is effective  for  financial  statements  issued for fiscal years  beginning  after
December 15, 2001 and, generally, is to be applied prospectively.

In  December  2002,  the FASB issued SFAS No. 148  "Accounting  for  Stock-Based
Compensation-  Transition and  Disclosure".  This statement amends SFAS No. 123,
"Accounting  for Stock-Based  Compensation"  to provide  alternative  methods of transition  for an entity that  voluntarily  changes to the fair value method of accounting  for  stock-based  compensation.  In  addition,  SFAS 148  amends the disclosure  provision of SFAS 123 to require more prominent disclosure about the effects of an entity's  accounting  policy decisions with respect to stock-based employee  compensation  on reported  net  income.  The  effective  date for this
Statement  is for fiscal years ended after  December 15, 2002.  The Company does not expect  the  adoption  of this  statement  to have a material  effect on the
Company's financial statements.

Unaudited Interim Financial Information

The accompanying  financial  statements for the three-month  periods ended March
31,  2003 and 2002 are  unaudited  but include all  adjustments  (consisting  of normal recurring  accruals)  which, in the opinion of management,  are necessary for a fair  statement  of the  operating  results and cash flows for the periods presented.

Note 2 - Reverse Acquisition

On March  31,  2003 the  reverse  triangular  merger  between  the  Company  and
Knowledge  Foundation,  Inc. closed.  As a result of the closing  BSI2000,  Inc.
became a 100% owned subsidiary of Knowledge Foundations,  Inc. Also as result of the closing Knowledge  Foundations,  Inc.'s name changed to BSI2000,  Inc. ("new
BSI") and BSI2000, Inc.'s name changed to BSI Operating, Inc. ("old BSI").

Immediately prior to the closing all of Knowledge Foundation,  Inc.'s assets and all but $56,825 of its  liabilities  (see below) were spun-off to certain of its shareholders  in exchange for 34,105,900  shares of common stock which were then canceled.  After the spin-off  5,027,818 shares of Knowledge  Foundations,  Inc.
common stock ("new BSI stock") remained outstanding.

Knowledge  Foundations,  Inc. ("new BSI") acquired BSI2000,  Inc. ("old BSI") by issuing  45,122,570  of its common shares ("new BSI stock") to  shareholders  of
BSI2000,  Inc.  ("old BSI") in exchange  for 100% of the  outstanding  8,786,900 common shares of BSI2000, Inc. ("old BSI stock").

For financial  reporting  purposes the  transaction  has been accounted for as a
re-capitalization   of  the  Company.   Accordingly  the  net  increase  in  the
outstanding shares of 41,363,488  resulting from the above transactions has been reflected in the financial  statements  as shares issued in connection  with the re-capitalization of the Company. In recording the re-capitalization transaction
$4,121,307  has  been  reclassified  from  common  stock to  additional  paid in capital.

As a result of the accounting method adopted to record the merger, for financial reporting purposes the historical  financial statements of the Company, and only the historical financial  statements of the Company,  have become the historical financial  statements of the continuing entity.  Historical financial statements of Knowledge Foundation, Inc. are not presented.

The terms of the merger agreement between the Company and Knowledge Foundations,
Inc. provided that the liabilities of Knowledge Foundation,  Inc. at the closing would not exceed $15,000.  However, at the closing Knowledge  Foundations,  Inc.
had a note payable and accrued interest outstanding in the amount of $56,825. In order to off set this liability certain  shareholders of Knowledge  Foundations.
Inc.  executed a note  payable to the  Company  in the  amount of  $56,825.  The
Knowledge  Foundation,  Inc.  note and accrued  interest have been recorded as a reduction of additional paid in capital.  The note receivable from the Knowledge
Foundation,  Inc.  shareholders  has been  recorded as an increase to additional paid in capital.